UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2016

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, on May 9, 2016: (i) at a special meeting (the “2016 Special Meeting”) of the stockholders of Unilife Corporation (the “Company”) held on such date, the Company’s stockholders approved an amendment of Article FOURTH (the “Amendment”) of the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split with respect to the Company’s issued and outstanding shares of common stock, par value $0.01 per share (“Common Stock”), at a ratio to be determined by the Company’s Board of Directors (the “Board”); and (ii) following such stockholder approval, the Board determined to effect the reverse stock split on Friday, May 13, 2016, effective at 3:01a.m. Eastern Daylight Time (5:01 p.m. Australian Eastern Standard Time on May 13, 2016), at a ratio of one share of Common Stock for every ten shares of Common Stock outstanding.

The Amendment is more fully described in the Company’s definitive proxy statement filed on April 5, 2016 with the Securities and Exchange Commission in connection with the 2016 Special Meeting. The Company filed the Amendment with the Secretary of State of the State of Delaware on May 11, 2016 and the Amendment will become effective at 3:01 a.m. Eastern Daylight Time (5:01 p.m. Australian Eastern Standard Time on May 13, 2016) on May 13, 2016. As a result, the number of shares of Common Stock outstanding will be reduced from approximately 169,441,797 to approximately 16,944,180 concurrent with the effectiveness of the reverse stock split.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management. Our management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in the “Risk Factors” set forth in the prospectus supplement, dated February 22, 2016, in “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K, and those described from time to time in other reports which we file with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment, filed with the Secretary of State of the State of Delaware on May 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation
Date: May 12, 2016	By: /s/ John Ryan
Name: John Ryan
Title:Interim President and Chief Executive Officer, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Certificate of Amendment, filed with the Secretary of State of the State of Delaware on May 11, 2016.